       OPPENHEIMER CASH RESERVES

       Semiannual Report January 31, 1997

       [PHOTO]



       "I WANT
       TO KNOW MY
       MONEY WILL
       BE THERE
       WHEN
       I NEED IT."


       [OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO WANT TO EARN CURRENT INCOME WHILE MAINTAINING THE VALUE OF THEIR INITIAL INVESTMENT.

HOW YOUR FUND IS MANAGED

Oppenheimer Cash Reserves seeks maximum current income with stability of principal while giving you a way to keep a portion of your assets liquid.

     The manager of your Fund looks for maximum yield from money market securities, such as short-term corporate notes, U.S. government securities, and repurchase agreements.

     The Fund's dividends accrue daily and are paid monthly. And to offer you stability of principal, the Fund seeks to maintain a constant $1.00 per share net asset value (NAV).(1)

PERFORMANCE

The Fund's seven-day annualized yield for Class A shares as of 1/31/97 was 4.32% with compounding and 4.23% without compounding. For Class B and C shares, the seven-day annualized yields were 3.69% and 3.68% with compounding, and 3.62% and 3.62% without compounding, respectively.(2)

     Compounded annualized yield for Class A shares for the six months ended 1/31/97 was 4.46%. Without compounding, the annualized yield was 4.36%. For Class B and C shares, compounded annualized yields for the six months ended 1/31/97 were 3.86% and 3.85%, respectively. Without compounding, they were 3.79% and 3.78%, respectively.

OUTLOOK

"Unless we begin to see clear evidence of a slowdown in the economy, relative to last year, we will maintain a fairly short average maturity. Given this outlook for the fixed income market, we expect to continue to provide investors with a competitive income stream and safety of principal as the new year progresses."

                                              Dottie Warmack, Portfolio Manager
                                                               January 31, 1997

Past performance does not guarantee future results. Yields will fluctuate.

1. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will maintain a stable net asset value of $1.00 per share.

2. Compounded yields assume reinvestment of dividends.


2      Oppenheimer Cash Reserves

[PHOTO]

James C. Swain
Chairman
Oppenheimer
Cash Reserves

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Cash Reserves


DEAR SHAREHOLDER,


It's true that the stock market of 1996 received virtually all the recognition this past year. While excitement during the second half of the year revolved around equities, the bond market was experiencing a quiet, yet solid, rebound.

     The first half of last year was difficult for most fixed income investors, as concerns about inflation led to rising long-term interest rates. But as we moved through the third and fourth quarters, interest rates declined, ultimately resulting in a bond market rally. By any standards, 1996 was quite a year.

     For example, in October, when the economy was characterized by a firm dollar, low inflation and slow growth, the Federal Reserve responded by maintaining its hands-off approach to interest rates. It appeared that earlier concerns about rapid inflationary growth had been overblown, and soon afterwards, interest rates fell. With continued sustainable non-inflationary growth around 2% to 2.5%, long-term rates at their lowest levels since April, and no raises expected from the Federal Reserve, the economy now seems to have settled into a comfortable pattern of neither too little nor too much growth.

     Moving ahead to 1997, President Clinton has pledged to focus on balancing the federal budget during his second term. In fact, politicians from every camp are discussing their intent to reduce the budget, perhaps with a balanced budget amendment. Such a move should prove beneficial for the fixed income market.

     Throughout much of the world, interest rates declined in 1996. Despite these foreign declines, long-term United States bond rates have increased 100 basis points since this time last year. Real interest rates around the world are currently averaging over 5%--very attractive by historical standards if, in fact, inflation remains low. However, foreign investors have long been significant players in the U.S. market. And, as the U.S. dollar strengthened against foreign currencies in 1996, the flow of funds into the United States has increased. Foreign investments also rose because overseas bond markets continued to offer smaller yields, and the U.S. trade deficit provided foreign central banks with dollars they were compelled to invest. Currently, the United States appears to lead foreign bond markets and, in 1997, is expected to offer attractive investments.

     All things considered, investors still like money market funds. That's because despite the lackluster yield performance of money market funds in 1996, they offer liquidity and relatively low risk.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/ JAMES C. SWAIN                                /s/ BRIDGET A. MACASKILL

James C. Swain                                    Bridget A. Macaskill


February 24, 1997



3      Oppenheimer Cash Reserves

DOTTIE WARMACK
Portfolio Manager

Q + A


HOW HAS THE FUND PERFORMED OVER THE PAST SIX MONTHS?

The fixed income market, over the past six months, has maintained its steady, upward pace and as a result, Oppenheimer Cash Reserves performed well. Our strategy involved positioning our investments in securities that offered competitive yields and relatively steady prices. This enabled us to successfully provide investors with a competitive level of income, while maintaining a constant share price.

WHAT INVESTMENTS HAVE HAD A POSITIVE EFFECT ON THE PORTFOLIO?

To meet the portfolio's objective of preserving capital, while capturing the highest possible yield, our assets are invested in low-risk, short-term securities. These include commercial paper obligations, letters of credit and floating-rate securities. While these are generally conservative investments, we were able to further enhance the portfolio's performance when the market fluctuated throughout the year.

     For example, when interest rates began to rise early last year, we invested in securities that had shorter maturity dates. Because shorter maturities have to be replaced by new issues more frequently, this positioning helped us maintain a competitive yield during the past year. As our holdings matured, interest rates were rising, and the Fund benefited from replacing maturing securities with new ones that offered high yields.( 1)


AN INTERVIEW WITH YOUR FUND'S MANAGERS.


WERE THERE ANY NEGATIVE FACTORS THAT HURT PERFORMANCE?

No. Because we had anticipated higher interest rates and positioned our investments in securities that offered competitive yields and relative price stability, the Fund was able to successfully meet its objectives.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

As always, we continue to focus on offering competitive yields, while watching interest rates carefully. Given the current reports of stronger-than-expected economic growth, we believe it is unlikely that we'll see further interest-rate cuts in the near future. On the other hand, we also don't believe the economy is robust enough to expect further rate increases. So, although we saw market fluctuations throughout 1996, we're maintaining our focus on shorter maturities and keeping a watchful eye for ways to increase yield.

WHAT IS YOUR OUTLOOK FOR THE FUND?

This type of fund is one of the few investments that benefits from higher interest rates. Because we must invest in securities that have short maturities, the yields paid are directly related to the prevailing interest rates. And, even though current interest rates were lower in the beginning of 1997 than they were six months ago, we remain positive they should work in our favor in 1997. Unless we begin to see clear evidence of a slowdown in the economy, relative to last year, we will maintain a fairly short average maturity. Given this outlook for the fixed income market, we expect to continue to provide investors with a competitive income stream and safety of principal as the new year progresses.




1. The Fund's portfolio is subject to change.

4      Oppenheimer Cash Reserves

       FINANCIALS

       CONTENTS
       ----------------------------------------------------------------

       STATEMENT OF INVESTMENTS                                       6
       STATEMENT OF ASSETS AND LIABILITIES                            9
       STATEMENT OF OPERATIONS                                       10
       STATEMENTS OF CHANGES IN NET ASSETS                           11
       FINANCIAL HIGHLIGHTS                                          12
       NOTES TO FINANCIAL STATEMENTS                                 14

5      Oppenheimer Cash Reserves

STATEMENT OF INVESTMENTS   January 31, 1997 (Unaudited)

                                                                                                    FACE             VALUE
                                                                                                    AMOUNT           SEE NOTE 1
=================================================================================================================================
DIRECT BANK OBLIGATIONS--5.3%
---------------------------------------------------------------------------------------------------------------------------------
       ABN Amro North America Finance, Inc., 5.34%, 2/28/97                                         $2,000,000       $  1,991,990
       --------------------------------------------------------------------------------------------------------------------------
       CoreStates Bank, N.A., 5.365%, 12/18/97(1)                                                    5,000,000          4,997,511
       --------------------------------------------------------------------------------------------------------------------------
       National Westminster Bank of Canada, 5.40%, 2/18/97                                           5,000,000          4,987,250
                                                                                                                    -------------
       Total Direct Bank Obligations (Cost $11,976,751)                                                                11,976,751

=================================================================================================================================
LETTERS OF CREDIT--7.8%
---------------------------------------------------------------------------------------------------------------------------------
       Barclays Bank PLC, guaranteeing commercial paper of
       Banco Bradesco S.A.-Grand Cayman Branch-Series B, 5.40%, 6/6/97                               7,000,000          6,868,750
       --------------------------------------------------------------------------------------------------------------------------
       Bayerische Vereinsbank AG, guaranteeing commercial
       paper of Galicia Funding Corp.-Series B:
       5.38%, 2/28/97(2)                                                                             5,000,000          4,979,893
       5.41%, 3/5/97(2)                                                                              2,000,000          1,990,382
       --------------------------------------------------------------------------------------------------------------------------
       Societe Generale, guaranteeing commercial paper of
       Girsa Funding Corp., 5.32%, 4/3/97(2)                                                         4,000,000          3,963,942
                                                                                                                    -------------
       Total Letters of Credit (Cost $17,802,967)                                                                      17,802,967

=================================================================================================================================
SHORT-TERM NOTES--84.0%
---------------------------------------------------------------------------------------------------------------------------------
BANKS--5.7%
       Bankers Trust New York Corp., 5.39%, 7/9/97                                                   3,000,000          2,929,032
       --------------------------------------------------------------------------------------------------------------------------
       CoreStates Capital Corp., 5.43%, 7/14/97(1)                                                   5,000,000          5,000,000
       --------------------------------------------------------------------------------------------------------------------------
       NationsBank Corp., 5.35%, 4/10/97                                                             5,000,000          4,949,472
                                                                                                                    -------------
                                                                                                                       12,878,504

---------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--2.6%
       Coca-Cola Enterprises, Inc.:
       5.31%, 3/19/97(2)                                                                             3,000,000          2,979,415
       6.50%, 11/15/97(2)                                                                            2,770,000          2,810,490
                                                                                                                    -------------
                                                                                                                        5,789,905

---------------------------------------------------------------------------------------------------------------------------------
BROKER/DEALERS--9.0%
       Credit Suisse First Boston, 5.50%, 3/4/97(1)(3)                                               5,000,000          5,000,000
       --------------------------------------------------------------------------------------------------------------------------
       Dean Witter, Discover & Co., 5.684%, 9/29/97(1)                                               2,500,000          2,503,739
       --------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch & Co., Inc., 5.35%, 4/30/97                                                     3,000,000          2,960,767
       --------------------------------------------------------------------------------------------------------------------------
       Morgan Stanley Group, Inc., 5.30%, 6/27/97                                                    9,860,000          9,860,000
                                                                                                                    -------------
                                                                                                                       20,324,506

6      Oppenheimer Cash Reserves

                                                                                                  FACE                VALUE
                                                                                                  AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL FINANCE--18.2%
       CIT Group Holdings, Inc.:
       5.375%, 9/17/97(1)                                                                         $   5,000,000       $  4,997,735
       5.62%, 2/3/97                                                                                  5,500,000          5,498,283
       ---------------------------------------------------------------------------------------------------------------------------
       Countrywide Home Loans:
       5.35%, 3/26/97                                                                                 1,300,000          1,289,761
       5.36%, 3/5/97                                                                                  5,000,000          4,976,178
       5.42%, 4/4/97                                                                                  5,000,000          4,953,328
       ---------------------------------------------------------------------------------------------------------------------------
       FINOVA Capital Corp.:
       5.38%, 2/14/97                                                                                 2,000,000          1,996,114
       5.43%, 2/26/97                                                                                 4,000,000          3,984,944
       5.60%, 2/10/97                                                                                 2,723,000          2,719,188
       8.25%, 3/11/97                                                                                 3,000,000          3,007,455
       ---------------------------------------------------------------------------------------------------------------------------
       Heller Financial, Inc.:
       5.45%, 3/24/97                                                                                 5,000,000          4,960,687
       5.55%, 4/10/97                                                                                 3,000,000          2,968,550
                                                                                                                      ------------
                                                                                                                        41,352,223

----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--2.2%
       First Data Corp., 5.40%, 6/24/97                                                               5,000,000          4,892,750
----------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--2.8%
       Mitsubishi International Corp., 5.50%, 3/17/97                                                 6,500,000          6,456,306
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.4%
       Sears Roebuck Acceptance Corp., 5.32%, 3/31/97                                                 1,000,000            991,429
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--10.2%
       Associates Corp. of North America, 5.625%, 2/3/97                                             10,677,000         10,673,663
       ---------------------------------------------------------------------------------------------------------------------------
       Ford Motor Credit Co., 5.55%, 5/12/97(1)                                                       5,000,000          5,000,492
       ---------------------------------------------------------------------------------------------------------------------------
       General Motors Acceptance Corp., 5.47%, 2/14/97                                                7,500,000          7,485,185
                                                                                                                      ------------
                                                                                                                        23,159,340

----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--5.3%
       Mitsubishi Electric Finance America, Inc.:
       5.36%, 2/12/97(2)                                                                              7,000,000          6,988,536
       5.36%, 2/5/97(2)                                                                               5,000,000          4,997,022
                                                                                                                      ------------
                                                                                                                        11,985,558

----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--2.0%
       Columbia/HCA Healthcare Corp., 5.37%, 4/18/97(2)                                               4,500,000          4,448,985

----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.9%
       PHH Corp., 5.407%, 1/27/98(1)                                                                  2,000,000          1,999,907
----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--2.1%
       Repsol International Finance BV, 5.38%, 7/10/97                                                5,000,000          4,881,192
----------------------------------------------------------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--20.4%
       Asset Backed Capital Finance, Inc.:
       5.40%, 3/24/97(2)                                                                              2,700,000          2,679,345
       5.40%, 6/11/97(2)                                                                              1,760,000          1,725,680
       ---------------------------------------------------------------------------------------------------------------------------
       Asset Securitization Cooperative Corp., 5.45%, 3/27/97(2)                                      8,000,000          7,934,600
       ---------------------------------------------------------------------------------------------------------------------------
       Beta Finance, Inc., 5.32%, 5/7/97(2)                                                           2,000,000          1,971,922
       ---------------------------------------------------------------------------------------------------------------------------
       CXC, Inc., 5.31%, 2/27/97(2)                                                                   4,600,000          4,582,359
       ---------------------------------------------------------------------------------------------------------------------------
       Enterprise Funding Corp.:
       5.36%, 3/25/97(2)                                                                              5,000,000          4,961,289
       5.40%, 5/19/97(2)                                                                              5,000,000          4,919,750
       ---------------------------------------------------------------------------------------------------------------------------
       First Deposit Master Trust 1993-3, 5.32%, 2/24/97(2)                                           5,000,000          4,983,006
       ---------------------------------------------------------------------------------------------------------------------------
       RACERS Series 1996-MM-12-3, 5.484%, 12/15/97(1)(3)                                             3,000,000          3,000,000
       ---------------------------------------------------------------------------------------------------------------------------
       Receivables Capital Corp., 5.33%, 3/11/97(2)                                                   2,500,000          2,485,935
       ---------------------------------------------------------------------------------------------------------------------------
       Sigma Finance, Inc., 5.37%, 4/15/97(2)                                                         2,000,000          1,978,222
       ---------------------------------------------------------------------------------------------------------------------------
       TIERS Series DCMT 1996-A, 5.514%, 10/15/97(1)(3)                                               5,000,000          5,000,000
                                                                                                                      ------------
                                                                                                                        46,222,108

7      Oppenheimer Cash Reserves

                                                                                                     FACE             VALUE
                                                                                                     AMOUNT           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--2.2%
       NYNEX Corp., 5.345%, 3/5/97                                                                   $5,000,000       $  4,976,244
                                                                                                                      ------------
       Total Short-Term Notes (Cost $190,358,957)                                                                      190,358,957

==================================================================================================================================
U.S. GOVERNMENT AGENCIES--2.2%
----------------------------------------------------------------------------------------------------------------------------------
       Federal Home Loan Bank, 5.45%, 8/1/97 (Cost $4,997,813)(1)                                     5,000,000          4,997,813

==================================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--1.3%
----------------------------------------------------------------------------------------------------------------------------------
       Bayerische Landesbank Girozentrale, 5.35%, 7/29/97 (Cost $3,000,000)(1)                        3,000,000          3,000,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE                                                                               100.6%       228,136,488
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                      (0.6)        (1,401,984)
                                                                                                     ----------       ------------
NET ASSETS                                                                                                100.0%      $226,734,504
                                                                                                     ==========       ============


        Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

        1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on January 31, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

        2. Restricted securities, including those issued in exempt transactions without registration under the Securities Act of 1933 (the Act), amounting to $71,380,773, or 31.48% of the Fund's net assets, have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

        3. Restricted securities which are considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale, amount to $13,000,000, or 5.73% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

        See accompanying Notes to Financial Statements.

8      Oppenheimer Cash Reserves

STATEMENT OF ASSETS AND LIABILITIES   January 31, 1997 (Unaudited)

===============================================================================================================================
ASSETS
       Investments, at value--see accompanying statement                                                           $228,136,488
       ------------------------------------------------------------------------------------------------------------------------
       Cash                                                                                                           1,160,014
       ------------------------------------------------------------------------------------------------------------------------
       Receivables:
       Shares of beneficial interest sold                                                                             4,380,722
       Interest                                                                                                         536,366
       ------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                            251,178
                                                                                                                   ------------
       Total assets                                                                                                 234,464,768

===============================================================================================================================
LIABILITIES
       Payables and other liabilities:
       Shares of beneficial interest redeemed                                                                         7,325,103
       Dividends                                                                                                        304,999
       Distribution and service plan fees                                                                                33,641
       Trustees' fees                                                                                                     1,895
       Other                                                                                                             64,626
                                                                                                                   ------------
       Total liabilities                                                                                              7,730,264

===============================================================================================================================
NET ASSETS                                                                                                         $226,734,504
                                                                                                                   ============

===============================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                             $226,741,523
       ------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized loss on investment transactions                                                          (7,019)
                                                                                                                   ------------
       Net assets                                                                                                  $226,734,504
                                                                                                                   ============

===============================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $171,083,841 and 171,146,441 shares of beneficial interest outstanding)                                         $1.00
       ------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $47,555,340 and 47,554,927 shares of beneficial interest outstanding)                                           $1.00
       ------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $8,095,323 and 8,094,895 shares of beneficial interest outstanding)                                             $1.00

       See accompanying Notes to Financial Statements.

9      Oppenheimer Cash Reserves

STATEMENT OF OPERATIONS   For the Six Months Ended January 31, 1997 (Unaudited)

=============================================================================================================================
INVESTMENT INCOME
       Interest                                                                                                    $6,893,129

=============================================================================================================================
EXPENSES
       Management fees--Note 3                                                                                        620,130
       ----------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 3:
       Class A                                                                                                        173,407
       Class B                                                                                                        229,587
       Class C                                                                                                         35,539
       ----------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 3                                                          417,595
       ----------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                        114,645
       Class B                                                                                                         42,179
       Class C                                                                                                          6,731
       ----------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                             90,269
       ----------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                         10,831
       ----------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                      3,232
       ----------------------------------------------------------------------------------------------------------------------
       Insurance expenses                                                                                               2,537
       ----------------------------------------------------------------------------------------------------------------------
       Other                                                                                                           10,485
                                                                                                                   ----------
       Total expenses                                                                                               1,757,167

=============================================================================================================================
NET INVESTMENT INCOME                                                                                               5,135,962

=============================================================================================================================
NET REALIZED GAIN ON INVESTMENTS                                                                                          764

=============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $5,135,962
                                                                                                                   ==========



       See accompanying Notes to Financial Statements.

10     Oppenheimer Cash Reserves

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                            JANUARY 31, 1997      JULY 31,           DECEMBER 31,
                                                                            (UNAUDITED)           1996(1)            1995
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
       Net investment income                                                $  5,135,962          $  5,166,134       $  6,676,570
       --------------------------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                                                      764                (6,753)            37,450
                                                                            ------------          ------------       ------------
       Net increase in net assets resulting from operations                    5,136,726             5,159,381          6,714,020

=================================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Class A                                                                (3,817,741)           (3,897,426)        (4,996,089)
       Class B                                                                (1,141,665)           (1,119,443)        (1,474,886)
       Class C                                                                  (176,556)             (143,788)          (249,786)

=================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase (decrease) in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                 1,052,644            21,502,771         49,175,977
       Class B                                                               (38,018,312)           48,195,633         (9,426,294)
       Class C                                                                (3,621,240)            6,692,718           (580,955)

=================================================================================================================================
NET ASSETS
       Total increase (decrease)                                             (40,586,144)           76,389,846         39,161,987
       --------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                   267,320,648           190,930,802        151,768,815
                                                                            ------------          ------------       ------------
       End of period                                                        $226,734,504          $267,320,648       $190,930,802
                                                                            ============          ============       ============

       1. The Fund changed its fiscal year end from December 31 to July 31. See accompanying Notes to Financial Statements.


11     Oppenheimer Cash Reserves

FINANCIAL HIGHLIGHTS

                                                 CLASS A
                                                 ------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                 ENDED             PERIOD ENDED
                                                 JAN. 31, 1997     JULY 31,           YEAR ENDED DECEMBER 31,
                                                 (UNAUDITED)       1996(2)            1995             1994           1993
==============================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $1.00             $1.00              $1.00           $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations--
net investment income and net
realized gain                                         .02               .03                .05             .03            .02
------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders                                      (.02)             (.03)              (.05)           (.03)          (.02)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00             $1.00              $1.00           $1.00          $1.00
                                                 ========          ========           ========         =======        =======

==============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                  2.21%             2.68%              4.84%           3.22%          2.05%

==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                   $171,084          $170,031           $148,529         $99,361        $70,924
------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                   $176,404          $149,889           $105,349         $87,908        $76,910
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                4.29%(6)          4.47%(6)           4.71%           3.25%          1.99%

Expenses, before voluntary
reimbursement by the Manager                         1.26%(6)          1.06%(6)           1.36%           1.32%          1.55%

Expenses, net of voluntary
reimbursement by the Manager                          N/A               N/A                N/A             N/A            N/A

1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

2. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from August 17, 1993 (inception of offering) to December 31, 1993.

4. Less than $.005 per share.




12     Oppenheimer Cash Reserves

               CLASS B                                                                    CLASS C
--------       ---------------------------------------------------------------------      ----------------------------
               SIX MONTHS                                                                 SIX MONTHS
               ENDED             PERIOD ENDED                                             ENDED           PERIOD ENDED
               JAN. 31, 1997     JULY 31,       YEAR ENDED DECEMBER 31,                   JAN. 31, 1997   JULY 31,
1992           (UNAUDITED)       1996(2)        1995           1994          1993(3)      (UNAUDITED)     1996(2)
======================================================================================================================

   $1.00         $1.00             $1.00          $1.00          $1.00       $1.00         $1.00            $1.00
----------------------------------------------------------------------------------------------------------------------


     .03           .02               .02            .04            .03          --(4)        .02              .02
----------------------------------------------------------------------------------------------------------------------

    (.03)         (.02)             (.02)          (.04)          (.03)         --(4)       (.02)            (.02)
----------------------------------------------------------------------------------------------------------------------
   $1.00         $1.00             $1.00          $1.00          $1.00       $1.00         $1.00            $1.00
 =======       =======           =======        =======        =======       =====        ======          =======

======================================================================================================================
    3.07%         1.91%             2.35%          4.26%          2.54%       0.56%         1.91%            2.35%

======================================================================================================================


 $89,266       $47,555           $85,573        $37,378        $46,803       $628         $8,095          $11,717
----------------------------------------------------------------------------------------------------------------------

$104,970       $59,472           $49,226        $35,360        $21,262       $454         $9,400          $ 6,333
----------------------------------------------------------------------------------------------------------------------

    3.07%         3.81%(6)          3.91%(6)       4.15%          3.05%      1.49%(6)       3.73%(6)         3.91%(6)


    1.42%         1.85%(6)          1.61%(6)       1.92%          1.89%      2.12%(6)       1.82%(6)         1.61%(6)


    1.25%          N/A               N/A            N/A            N/A        N/A            N/A              N/A


CLASS C
------------------------------------


  YEAR ENDED DECEMBER 31,
  1995          1994        1993(1)
====================================
   $1.00         $1.00      $1.00
------------------------------------


     .04           .02        --(4)
------------------------------------

    (.04)         (.02)       --(4)
------------------------------------
   $1.00         $1.00        --(4)
 =======       =======    ======

====================================
    4.21%         2.51%     0.14%

====================================


  $5,024        $5,604        $1
------------------------------------

  $6,040        $2,107        $1
------------------------------------

    4.12%         3.19%     1.18%(6)


    1.97%         1.90%     2.35%(6)


     N/A           N/A       N/A


5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

6. Annualized.


See accompanying Notes to Financial Statements.




13  Oppenheimer Cash Reserves

NOTES TO FINANCIAL STATEMENTS   (Unaudited)
================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
        Oppenheimer Cash Reserves (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal by investing in "money market" securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        ------------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

        ------------------------------------------------------------------------
        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book
        Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

        ------------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        ------------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

        ------------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.

        ------------------------------------------------------------------------
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

14     Oppenheimer Cash Reserves

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST
        The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                            SIX MONTHS ENDED JANUARY 31, 1997      PERIOD ENDED JULY 31, 1996(1)     YEAR ENDED DECEMBER 31, 1995
                            ---------------------------------      ------------------------------    ----------------------------
                            SHARES              AMOUNT             SHARES            AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                         242,853,898        $242,853,887        265,507,057      $265,507,057     367,360,698    $367,360,698
Dividends and
distributions reinvested       3,552,804           3,552,804          3,477,339         3,477,339       4,666,289       4,666,289
Redeemed                    (245,354,047)       (245,354,047)      (247,481,642)     (247,481,625)   (322,851,010)   (322,851,010)
                            ------------        ------------      -------------      ------------   -------------    ------------
Net increase                   1,052,655        $  1,052,644         21,502,754      $ 21,502,771      49,175,977    $ 49,175,977
                            ============        ============      =============      ============   =============    ============

---------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                          80,671,349        $ 80,671,349        175,381,171      $175,381,171     111,551,709    $111,551,709
Dividends and
distributions reinvested         930,062             930,062            836,342           836,342       1,179,668       1,179,668
Redeemed                    (119,619,663)       (119,619,723)      (128,021,880)     (128,021,880)   (122,157,671)   (122,157,671)
                            ------------        ------------      -------------      ------------   -------------    ------------
Net increase (decrease)      (38,018,252)       $(38,018,312)        48,195,633      $ 48,195,633      (9,426,294)   $ (9,426,294)
                            ============        ============      =============      ============   =============    ============

---------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                          30,231,681        $ 30,231,683         32,552,967      $ 32,552,967      20,708,644    $ 20,708,644
Dividends and
distributions reinvested         146,249             146,249            116,233           116,233         207,924         207,924
Redeemed                     (33,999,170)        (33,999,172)       (25,976,482)      (25,976,482)    (21,497,523)    (21,497,523)
                            ------------        ------------      -------------      ------------   -------------    ------------
Net increase (decrease)       (3,621,240)       $ (3,621,240)         6,692,718      $  6,692,718        (580,955)   $   (580,955)
                            ============        ============      =============      ============   =============    ============

       1. The Fund changed its fiscal year end from December 31 to July 31.

================================================================================
3. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the first $250 million of average annual net assets with a reduction of 0.025% on each $250 million thereafter, to 0.40% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                     Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $21,031 and $1,695, respectively, of which $1,757 was paid to an affiliated broker/dealer for Class B.
                     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.20% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended January 31, 1997, OFDI paid $47,728 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

15     Oppenheimer Cash Reserves

================================================================================
3. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)
        The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. At present, these service fees are set at zero for Class B and Class C shares. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended January 31, 1997, OFDI retained $229,587 and $35,539, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated.

16     Oppenheimer Cash Reserves

OPPENHEIMER CASH RESERVES
================================================================================
OFFICERS AND TRUSTEES

        James C. Swain, Chairman and Chief Executive Officer
        Bridget A. Macaskill, Trustee and President
        Robert G. Avis, Trustee
        William A. Baker, Trustee
        Charles Conrad, Jr., Trustee
        Jon S. Fossel, Trustee
        Sam Freedman, Trustee
        Raymond J. Kalinowski, Trustee
        C. Howard Kast, Trustee
        Robert M. Kirchner, Trustee
        Ned M. Steel, Trustee
        George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
        Dorothy G. Warmack, Vice President
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
        OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR
        OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
        OppenheimerFunds Services

================================================================================
CUSTODIAN OF PORTFOLIO
SECURITIES
        Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS
        Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL
        Myer, Swanson, Adams & Wolf, P.C.

        The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Cash Reserves. This report must be preceded or accompanied by a Prospectus of Oppenheimer Cash Reserves. For material information concerning the Fund, see the Prospectus.
        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

17     Oppenheimer Cash Reserves

OPPENHEIMERFUNDS FAMILY

================================================================================

        OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

                     At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================================================
STOCK FUNDS
        Developing Markets Fund                         Quest Capital Value Fund
        Global Emerging Growth Fund                     Growth Fund
        Enterprise Fund(2)                              Global Fund
        International Growth Fund                       Quest Global Value Fund
        Discovery Fund                                  Disciplined Value Fund
        Quest Small Cap Value Fund                      Oppenheimer Fund
        Gold & Special Minerals Fund                    Value Stock Fund
        Capital Appreciation Fund(3)                    Quest Value Fund

================================================================================================================
STOCK & BOND FUNDS
        Main Street Income & Growth Fund                Equity Income Fund
        Quest Opportunity Value Fund                    Disciplined Allocation Fund
        Total Return Fund                               Multiple Strategies Fund(4)
        Quest Growth & Income Value Fund                Strategic Income & Growth Fund
        Global Growth & Income Fund                     Bond Fund for Growth

================================================================================================================
BOND FUNDS
        International Bond Fund                         Bond Fund
        High Yield Fund                                 U.S. Government Trust
        Champion Income Fund                            Limited-Term Government Fund
        Strategic Income Fund

================================================================================================================
MUNICIPAL FUNDS
        California Municipal Fund(5)                    Insured Municipal Fund
        Florida Municipal Fund(5)                       Intermediate Municipal Fund
        New Jersey Municipal Fund(5)
        New York Municipal Fund(5)                      Rochester Division
        Pennsylvania Municipal Fund(5)                  Rochester Fund Municipals
        Municipal Bond Fund                             Limited Term New York Municipal Fund

================================================================================================================
MONEY MARKET FUNDS(6)
        Money Market Fund                               Cash Reserves

================================================================================================================
LIFESPAN
        Growth Fund                                     Income Fund
        Balanced Fund

        1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

        2. Effective 4/1/96, the Fund is closed to new investors.

        3. On 12/18/96, the Fund's name was changed from "Target Fund."

        4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

        5. Available only to investors in certain states.

        6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

        (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

18     Oppenheimer Cash Reserves

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RS0760.001.0197       March 31, 1997


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OPPENHEIMERFUNDS SERVICES



"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

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P.O. Box 5270
Denver, CO 80217-5270


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